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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

                       CITIGROUP MORTGAGE LOAN TRUST INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of February 1, 2006, providing
                  for the issuance of Asset-Backed Pass-Through
                        Certificates, Series 2006-WFHE1)

                       Citigroup Mortgage Loan Trust Inc.

             (Exact name of registrant as specified in its charter)
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         Delaware                 333-127834-09           01-0791848
----------------------------      -------------           ----------------------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

390 Greenwich Street
New York, New York                                        10013
---------------------                                     -----
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01          Acquisition or Disposition of Assets
                   ------------------------------------

         This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K on March 16, 2006.

Description of the Certificates and the Mortgage Pool

         On February 28, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2006-WFHE1, Asset-Backed Pass-Through Certificates, Series 2006-WFHE1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the "Agreement"), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Wells Fargo Bank, N.A. (the "Servicer"), Citibank, N.A. (the "Trust Administrator") and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates," the "Class A-1B Certificates," the "Class A-1C Certificates," the "Class A-1D Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates," the "Class M-10 Certificates," the "Class M-11 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $411,506,867.37 as of February 1, 2006 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated February 28, 2006, among Citigroup Global Markets Realty Corp. (the "Assignor"), the Depositor (the "Assignee") and Wells Fargo Bank, N.A. (the "Seller Sale Agreement"). The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated February 15, 2006, between the Depositor and the Representative and to Citigroup Global Markets Inc. (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, dated February 31, 2006, between the Depositor and the Initial Purchaser.

         The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

                                                 Initial Certificate
                    Class                        Principal Balance (1)             Pass-Through Rate
      -----------------------------------------------------------------------------------------------------
                    A-1A                       $     169,803,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                    A-1B                       $      55,916,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                    A-1C                       $      58,376,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                    A-1D                       $      47,579,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-1                       $      14,197,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-2                       $      12,962,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-3                       $       8,436,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-4                       $       6,379,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-5                       $       6,378,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-6                       $       5,350,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-7                       $       4,732,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-8                       $       2,675,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                     M-9                       $       3,909,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                    M-10                       $       3,498,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                    M-11                       $       4,115,000.00                   Variable(2)
      -----------------------------------------------------------------------------------------------------
                  Class CE                     $       7,201,767.37                   Variable (3)
      -----------------------------------------------------------------------------------------------------
                   Class P                     $             100.00                       N/A
      -----------------------------------------------------------------------------------------------------
                   Class R                          100% Interest                         N/A
      -----------------------------------------------------------------------------------------------------
                  Class R-X                         100% Interest                         N/A
      -----------------------------------------------------------------------------------------------------

         (1) Approximate.
         (2) Calculated as described in the Prospectus Supplement.
         (3) Calculated as set forth in the Agreement.

         The Certificates (other than the Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated September 29, 2005, and the Prospectus Supplement, dated February 15, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)     Not applicable

                  (b)     Not applicable

                  (c)     Exhibits




         Exhibit No.                  Description
         -----------                  -----------
         4.1                          Pooling and Servicing Agreement, dated as
                                      of February 1, 2006, by and among the
                                      Citigroup Mortgage Loan Trust Inc., Wells
                                      Fargo Bank, N.A. as Servicer, Citibank,
                                      N.A. as Trust Administrator and U.S. Bank
                                      National Association, as trustee, relating to the Series 2006-WFHE1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 23, 2006

                                             CITIGROUP MORTGAGE LOAN TRUST INC.

                                             By:      /s/ Matthew R. Bollo
                                                      --------------------
                                             Name:    Matthew R. Bollo
                                             Title:   Vice President

                                Index to Exhibits

                                                                                                       Sequentially
    Exhibit No.                                 Description                                            Numbered Page
    -----------                                 -----------                                            -------------
        4.1           Pooling and  Servicing  Agreement,  dated as of February 1, 2006,                  7
                      by and among the Citigroup  Mortgage Loan Trust Inc., Wells Fargo
                      Bank,  N.A. as Servicer,  Citibank,  N.A. as Trust  Administrator
                      and U.S. Bank National Association,  as trustee,  relating to the
                      Series 2006-WFHE1 Certificates.

                                   Exhibit 4.1